UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 25, 2005

Date of Report (Date of Earliest Event Reported)

CENTER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	000-50050	52-2380548
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of Principal Executive Offices)

(Zip Code)

(213) 251-2222

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 2230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 25, Center Financial Corporation issued a press release, a copy of which is attached as Exhibit 99.1.

The information contained in this report is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press release dated March 25, 2005.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: March 25, 2005	/s/ Patrick Hartman
Center Financial Corporation
Patrick Hartman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press release dated March 25, 2005